UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) August 4, 2008
BRIGHTPOINT, INC.

(Exact Name of Registrant as Specified in Its Charter)
Indiana

(State or Other Jurisdiction of Incorporation)

0-23494	35-1778566

(Commission File Number)	(IRS Employer Identification No.)

2601 Metropolis Parkway, Suite, 210 Plainfield, Indiana	46168

(Address of Principal Executive Offices)	(Zip Code)
(317) 707-2355

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
On August 4, 2008 the Registrant’s subsidiary, Brightpoint Singapore Pte Ltd (“Brightpoint Singapore”), entered into an agreement (the “Agreement”) with Nokia Corporation (“Nokia”) whereby Brightpoint Singapore will supply mobile devices and enhancements to customers in the Asia Pacific region. Pursuant to the Agreement, Nokia will utilize Brightpoint Singapore’s supply chain and channel expertise to market, sell and deliver wireless devices to network operators, MVNOs, independent agents and dealers throughout the Asia Pacific region though July 1, 2011. The Agreement is subject to earlier termination upon the occurrence of certain acts or omissions and by convenience.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRIGHTPOINT, Inc. (Registrant)
By:	/s/ Robert J. Laikin
Robert J. Laikin, Chief Executive
Officer and Chairman of the Board

Date: August 4, 2008